UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2016

Atlas Energy Group, LLC

(Exact name of registrant specified in its charter)

Delaware	001-36725	45-3741247
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (412) 489-0006

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 25, 2016, Atlas Resource Partners, L.P. (the “Partnership”), certain of its subsidiaries (collectively with the Partnership, “ARP”) and Atlas Energy Group, LLC, the Partnership’s general partner (“ATLS”), solely with respect to certain sections thereof, entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with (i) lenders holding 100% of the Partnership’s senior secured revolving credit facility (the “First Lien Lenders”), (ii) lenders holding 100% of the Partnership’s second lien term loan (the “Second Lien Lenders”) and (iii) holders (the “Consenting Noteholders” and, collectively with the First Lien Lenders and the Second Lien Lenders, and their respective successors or permitted assigns that become party to the Restructuring Support Agreement, the “Restructuring Support Parties”) of approximately 80% of the aggregate principal amount outstanding of the 7.75% Senior Notes due 2021 of the Partnership’s subsidiaries, Atlas Resource Partners Holdings, LLC and Atlas Resource Finance Corporation (together, the “Issuers”), and 9.25% Senior Notes due 2021 of the Issuers. Under the Restructuring Support Agreement, the Restructuring Support Parties have agreed, subject to certain terms and conditions, to support a restructuring of ARP (the “Restructuring”) pursuant to a pre-packaged plan of reorganization (the “Plan”) to be filed in a case commenced under chapter 11 of the United States Bankruptcy Code (“Chapter 11”).

Pursuant to the Restructuring Support Agreement, the Partnership expects to commence a solicitation of votes for the Plan on July 25, 2016 and expects to commence the Chapter 11 cases on or before July 27, 2016. The Partnership expects its oil and gas properties to continue operating in the ordinary course throughout the Restructuring. Pursuant to the Plan, the business assets and operations of the Partnership will vest in a new limited liability company, which will be classified as a corporation for U.S. federal income tax purposes (“New Holdco”). Under the Plan, all suppliers, vendors, employees, royalty owners, trade partners and landlords will be unimpaired by the Restructuring and will be satisfied in full in the ordinary course of business, and ARP’s existing trade contracts and terms will be maintained.

Under the Plan, on the Plan Effective Date, a wholly owned subsidiary of ATLS (“ARP Mgt LLC”) will receive a preferred share of New HoldCo. The preferred share will entitle ARP Mgt LLC to receive 2% of the economics of New HoldCo (subject to dilution if catch-up contributions are not made with respect to future equity issuances, other than pursuant to a management incentive plan) and certain other rights as provided for in the Restructuring Support Agreement. For so long as ARP Mgt LLC holds such preferred share, a majority of the board of directors of New HoldCo will be appointed by certain current affiliates of ATLS. New HoldCo will have a continuing right to purchase the preferred share at fair market value, subject to the approval of 67% of the outstanding common shares not held by ARP Mgt LLC or its affiliates.

Under the Plan, holders of the Partnership’s limited partnership units, including ATLS and its affiliates, will receive no recovery with respect to such partnership units. On the Plan Effective Date, all preferred limited partnership units and common limited partnership units of the Partnership will be cancelled without the receipt of any consideration.

In accordance with, and subject to the terms and conditions of, the Restructuring Support Agreement, ATLS has agreed, subject to applicable fiduciary duties, among other things, to take all commercially reasonable actions necessary to consummate the Restructuring in accordance with the Plan and the related term sheets.

The Restructuring Support Agreement may be terminated upon the occurrence of certain events, including the failure to meet specified milestones related to filing, confirmation and consummation of the Plan, among other requirements, and in the event of certain breaches by the parties under the Restructuring Support Agreement. There can be no assurance that the restructuring transactions will be consummated.

The foregoing description of the Restructuring Support Agreement and the Plan does not purport to be complete and is qualified in its entirety by reference to the Restructuring Support Agreement and the Plan, which are filed as Exhibit 99.1 and Exhibit A to Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 8.01, and the other definitive documents which will be entered into in connection with the Restructuring. Interested parties should also read the Partnership’s Current Report on Form 8-K filed the date hereof and its other public filings, including those regarding the Restructuring, the Restructuring Support Agreement and the Plan.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K and in the documents incorporated by reference are, and other written and oral statements made by the Partnership’s and ATLS’s representatives may be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon information presently available to the Partnership and ATLS and assumptions that it believes to be reasonable. Risks, assumptions and uncertainties that could cause actual results to materially differ from the forward-looking statements include, but are not limited to, risks and uncertainties associated with bankruptcy proceedings, including the ability to consummate the Plan on the time frame contemplated therein; the potential adverse effects of Chapter 11 proceedings on the Partnership’s liquidity or results of operations; the ability to operate the business during the Chapter 11 proceedings; the effects of a bankruptcy filing on the Partnership’s business and the interests of various creditors, equity holders and other constituents; the length of time the Partnership will operate under Chapter 11; risks associated with third party motions in the Chapter 11 cases, which may interfere with the Partnership’s ability to develop and consummate the Restructuring; those associated with general economic and business conditions; changes in commodity prices and hedge positions; changes in the costs and results of drilling operations; uncertainties about estimates of reserves and resource potential; the impact of the Partnership’s and ATLS’s securities being quoted on the OTCQX rather than listed on the New York Stock Exchange; inability to obtain capital needed for operations; changes in government environmental policies and other environmental risks; the availability of drilling equipment and the timing of production; tax consequences of business transactions; and other risks, assumptions and uncertainties detailed from time to time in the Partnership’s and ATLS’s reports filed with the SEC, including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-K. Investors are cautioned that all such statements involve risks and uncertainties. Forward-looking statements speak only as of the date hereof, and neither the Partnership nor ATLS assume any obligation to update such statements, except as may be required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Restructuring Support Agreement dated July 25, 2016.

99.2	Disclosure Statement, including Joint Prepackaged Chapter 11 Plan of Reorganization of Atlas Resource Partners, L.P., et al., pursuant to Chapter 11 of the Bankruptcy Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ENERGY GROUP, LLC

Dated: July 25, 2016	By:	/s/ Jeffrey M. Slotterback
	Name:	Jeffrey M. Slotterback
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Restructuring Support Agreement dated July 25, 2016.

99.2	Disclosure Statement, including Joint Prepackaged Chapter 11 Plan of Reorganization of Atlas Resource Partners, L.P., et al., pursuant to Chapter 11 of the Bankruptcy Code.